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                                     ECOLAB
                               MIRROR PENSION PLAN
                            (EFFECTIVE JULY 1, 1994)


                         SECOND DECLARATION OF AMENDMENT


Pursuant to Section 1.3 of the Ecolab Mirror Pension Plan ("Plan") and Section
5.1 of the Ecolab Inc. Administrative Document for Non-Qualified Benefit Plans which is incorporated into the Plan by reference ("Administrative Document"), the Company amends the Plan as set forth below.

     (1) Exhibit A to the Plan is hereby deleted in its entirety and replaced with the attached Exhibit A, which is incorporated herein and forms a part of this amendment to the Plan.

     (2)  This amendment to the Plan shall be effective as of July 1, 1994.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officers and its corporate seal affixed, this 20th day of December, 1995.



                              ECOLAB INC.
  (Seal)
                              By: /s/ Michael E. Shannon
                                  ---------------------------
                                  Michael E. Shannon
                                  Vice Chairman, Chief Financial and
                                  Administrative Officer


Attest: /s/ Kenneth A. Iverson
        ---------------------------
        Kenneth A. Iverson
        Vice President and Secretary


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                                    EXHIBIT A

                              ACTUARIAL ASSUMPTIONS


1.      Interest Rate:                  7.5% except as provided in item 4 below
                                        and provided that, for purposes of
                                        determining the actuarial equivalent
                                        value of a lump sum distribution, the
                                        interest rate will be 120% of the PBGC
                                        immediate interest rate for lump sums in effect on the first day of the Plan Year
                                        (i.e., January 1) in which the
                                        distribution becomes payable.

2.      Mortality:                      1971 Group Annuity Table.

3.      Annuity Values Weighted:        75% male, 25% female.

4.      Early Commencement:             The Mirror Pension Benefit shall be
                                        reduced by one two hundred eightieth
                                        (1/280th) for each month that the date
                                        of the commencement of payment precedes
                                        the date on which the Executive will
                                        attain age sixty-two (62).  If the
                                        Executive's Ecolab Pension Plan benefit
                                        is affected by Section 415 of the Code,
                                        the Administrator shall make such
                                        further adjustments to the Mirror
                                        Pension Benefit as the Administrator, in his or her sole discretion, deems appropriate to ensure that the total early retirement benefit from the Ecolab
                                        Pension Plan and the Ecolab Mirror
                                        Pension Plan equals the early retirement benefit the Executive would have been entitled to under the Ecolab Pension
                                        Plan without regard to the Code
                                        Limitations and non-qualified deferrals.

                                        If payment is in the form of a single
                                        lump sum, the lump sum amount shall be
                                        based on the lump sum interest rate
                                        defined in item 1 above, the mortality
                                        assumptions specified in items 2 and 3
                                        above, and the "early retirement
                                        benefit" immediate annuity amount as
                                        determined under this item 4.